Exhibit 99.1

 Bipartisan Senate Bill Seeks to Clarify that Implanted Active Middle Ear Hearing Devices are Prosthetics, Not Hearing Aids, Making Them Eligible for Medicare Coverage

Envoy Medical’s FDA-Approved Esteem® Fully Implanted Active Middle Ear Hearing Device May Now Have an Opportunity to be a Coverable Benefit

WHITE BEAR LAKE, Minnesota – July 31, 2024 – Envoy Medical®, Inc. (“Envoy Medical”) (NASDAQ: “COCH”), a hearing health company focused on fully implanted hearing systems, today announces its support for a new bipartisan Senate bill, titled the Hearing Device Coverage Clarification Act (S.4829), which seeks to clarify that implanted active middle ear hearing devices should be viewed as prosthetics and not subject to the current Medicare hearing aid coverage exclusion. Both the House and Senate now have introduced legislation addressing implanted active middle hearing devices, which Envoy Medical believes will increase the chances of meaningful legislation moving forward and becoming law.

The legislation was introduced on July 29th in the U.S. Senate by Senators Amy Klobuchar (D-MN) and James Lankford (R-OK). It is expected to gain additional bipartisan support following its introduction.

“The bipartisan Hearing Device Coverage Clarification Act is a huge step forward for patients with significant hearing loss who may benefit from solutions that are beyond hearing aids,” said Envoy Medical CEO Brent Lucas. “We know Medicare beneficiaries and their loved ones will be grateful to learn that Senators Klobuchar and Lankford are committed to clarifying that implanted active middle ear hearing devices are not hearing aids and should qualify to be coverable by Medicare as is already the case with other implanted hearing prosthetics.”

Envoy Medical is one of the few companies worldwide that has an implanted active middle ear implant, and currently the only company that has an FDA-approved, fully implanted active middle ear hearing device.

“We believe that passage of the Hearing Device Coverage Clarification Act will not only provide access to an important technology, but also result in more competition and more innovation. Envoy Medical is just one of many companies that would begin to reinvest into the implanted active middle ear hearing device segment,” Lucas added. “That would mean more innovation, more competition, more well-paying jobs in the U.S., and, most importantly, more solutions available to the nearly 40 million Americans who suffer from disabling hearing loss.”

About the Esteem® Fully Implanted Active Middle Ear Implant (FI-AMEI)

The Esteem fully implanted active middle ear implant (FI-AMEI) is the only FDA-approved, fully implanted* hearing device for adults diagnosed with moderate to severe sensorineural hearing loss allowing for 24/7 hearing capability using the ear’s natural anatomy. The Esteem FI-AMEI hearing implant is invisible and requires no externally worn components and nothing is placed in the ear canal for it to function. Unlike hearing aids, you never put it on or take it off. You can’t lose it. You don’t clean it. The Esteem FI-AMEI hearing implant offers true 24/7 hearing.

*Once activated, the external Esteem FI-AMEI Personal Programmer is not required for daily use.

Important safety information for the Esteem FI-AMEI can be found at: https://www.envoymedical.com/safety-information.

About the Fully Implanted Acclaim® Cochlear Implant

We believe the fully implanted Acclaim Cochlear Implant (“Acclaim CI”) will be a first-of-its-kind fully implanted cochlear implant. Envoy Medical’s fully implanted technology includes a sensor designed to leverage the natural anatomy of the ear instead of a microphone to capture sound.

The Acclaim CI is designed to address severe to profound sensorineural hearing loss that is not adequately addressed by hearing aids. The Acclaim CI is expected to be indicated for adults who have been deemed adequate candidates by a qualified physician.

The Acclaim Cochlear Implant received the Breakthrough Device Designation from the U.S. Food and Drug Administration (FDA) in 2019. We believe the Acclaim CI was the first hearing-focused device to receive Breakthrough Device Designation.

CAUTION The fully implanted Acclaim Cochlear Implant is an investigational device. Limited by Federal (or United States) law to investigational use.

Additional Information and Where to Find It

Copies of the documents filed by Envoy Medical with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-Looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the expectations of Envoy Medical concerning the outlook for its business, productivity, plans and goals for future operational improvements and capital investments; the potential for passage of legislation related to reimbursement for active middle ear hearing devices; the impact that such proposed legislation might have on the hearing health market, reimbursement for the Esteem FI-AMEI device, and the Envoy Medical business, and future market conditions or economic performance, as well as any information concerning possible or assumed future operations of Envoy Medical. The forward-looking statements contained in this press release reflect Envoy Medical’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Envoy Medical does not guarantee that the events described will happen as described (or that they will happen at all). These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to changes in the market price of shares of Envoy Medical’s Class A Common Stock; changes in or removal of Envoy Medical’s shares inclusion in any index; Envoy Medical’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; unpredictability in the medical device industry, the regulatory process to approve medical devices, and the clinical development process of Envoy Medical products; competition in the medical device industry, and the failure to introduce new products and services in a timely manner or at competitive prices to compete successfully against competitors; disruptions in relationships with Envoy Medical’s suppliers, or disruptions in Envoy Medical’s own production capabilities for some of the key components and materials of its products; changes in the need for capital and the availability of financing and capital to fund these needs; changes in interest rates or rates of inflation; legal, regulatory and other proceedings could be costly and time-consuming to defend; changes in applicable laws or regulations, or the application thereof on Envoy Medical; a loss of any of Envoy Medical’s key intellectual property rights or failure to adequately protect intellectual property rights; the effects of catastrophic events, including war, terrorism and other international conflicts; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Annual Report on Form 10-K filed by Envoy Medical on April 1, 2024, and in other reports Envoy Medical files, with the SEC. If any of these risks materialize or Envoy Medical’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Envoy Medical’s good faith beliefs, they are not guarantees of future performance. Envoy Medical disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Envoy Medical.

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